UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2013

Circle Entertainment Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33902	36-4612924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 East 55th Street, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-796-8174

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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On September 9, 2013, Circle Entertainment Inc. (the “Registrant”) held its 2013 Annual Meeting of Stockholders at which the stockholders (i) elected six (6) directors to serve on the Registrant’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) ratified the appointment of L.L. Bradford & Company, LLC as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013; (iii) approved on an advisory basis the compensation of the Registrant’s named executive officers; and (iv) approved on an advisory basis the frequency option of every three years for future advisory votes to approve named executive officer compensation.

The final stockholder voting results for these matters are as follows:

1.	Election of Directors[1]:

	For	Against	Abstain	Broker Non-Votes*
Paul C. Kanavos	61,938,664	0	0	35,430,802
David M. Ledy	61,938,664	0	0	35,430,802
Michael J. Meyer	61,938,664	0	0	35,430,802
Andrew Perel	61,938,664	0	0	35,430,802
Robert F.X. Sillerman	61,938,664	0	0	35,430,802
Harvey Silverman	61,938,664	0	0	35,430,802

2.	Ratification of the appointment of L.L. Bradford & Company, LLC as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain	Broker Non-Votes*
61,938,664	0	0	35,430,802

[1]	In addition, the holder of the one outstanding share of the Registrant’s Non-Voting Designated Preferred Stock, voting as a separate class, re-elected Bryan E. Bloom, as the seventh director of the Registrant’s Board of Directors.

3.	Approval on an advisory basis of the compensation of the Registrant’s named executive officers:

For	Against	Abstain	Broker Non-Votes*
61,938,664	0	0	35,430,802

4.	Approval on an advisory basis of the frequency option of every three years for future advisory votes to approve named executive officer compensation:

One Year	Every Other Year	Every Three Years	Abstain	Broker Non-Votes*
		61,938,664	0	35,430,802

*Estimate

In light of the foregoing voting results with respect to the frequency for future advisory votes to approve the compensation of the Registrant’s named executive officers, the Registrant’s Board of Directors has adopted a policy to hold future stockholder advisory votes to approve the compensation of its named executive officers every three years.

These matters were voted upon by the holders of the Registrant’s common stock, the holders of the Registrant’s Series A Convertible Preferred Stock (on an as-converted into common stock basis) and the holders of the Registrant’s Series B Convertible Preferred Stock (on an as-converted into common stock basis), all voting together as a single class.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Circle Entertainment Inc.

September 11, 2013	By:	Mitchell J. Nelson

Name: Mitchell J. Nelson
Title: Senior Vice President